SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                                October 14, 1999
                        (Date of Earliest Event Reported)

                         MORGAN STANLEY AIRCRAFT FINANCE

           (Exact Name of Registrant as Specified in Trust Agreement)

                                    Delaware

         (State or Other Jurisdiction of Incorporation or Organization)

        333-56575                                       13-3375162
        (Commission File                                (IRS Employer
        Number)                                         Identification No.)


                         Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                               Rodney Square North
                         Wilmington, Delaware 19890-1000
                    Attention: Corporate Trust Administration
                                 (302) 651-1000

              (Address and Telephone Number, Including Area Code, of
                      Registrant's Principal Executive Office)


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Item 5.        Other Events

               Attached hereto as Exhibit A is a copy of a Monthly Report to Noteholders dated October 13, 1999 sent to each holder of Notes due March 15, 2023 of Morgan Stanley Aircraft Finance. Attached hereto as Exhibit B is Management's Discussion and Analysis of Third Quarter 1999.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      MORGAN STANLEY AIRCRAFT FINANCE

Date:   October 13, 1999                   By: /s/ Alexander Frank
                                               --------------------------
                                               Signatory Trustee


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                                  EXHIBIT INDEX

Exhibit A - Report to Noteholders

Exhibit B - Management's Discussion and Analysis for the Third Quarter
            of 1999


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